Exhibit 10.1

 AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 23, 2024 (the “Amendment”), between Pro-Dex, Inc., a Colorado corporation (the “Borrower”), and Minnesota Bank & Trust, a division of HTLF Bank, successor by merger to Minnesota Bank and Trust (the “Lender”).

RECITALS:

A.                  The Borrower and the Lender are parties to that certain Amended and Restated Credit Agreement dated as of November 6, 2020, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of November 5, 2021, by that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of December 29, 2022, by that certain Amendment No. 3 to Amended and Restated Credit Agreement dated as of December 29, 2023, and by that certain Amendment No. 4 to Amended and Restated Credit Agreement and Security Agreement dated as of July 31, 2024 (as so amended, the “Original Credit Agreement”).

B.                    The Borrower has requested that the Lender extend the “Revolving Credit Termination Date” defined in the Original Credit Agreement.

C.                   Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing request of the Borrower.

NOW, THEREFORE, the parties agree as follows:

1.                    Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Credit Agreement as amended hereby.

2.                    Amendment. The definition of the term “Revolving Credit Termination Date” appearing in Section 1.01 of the Original Credit Agreement is hereby amended in its entirety to read as follows:

“ ‘Revolving Credit Termination Date’ means the earliest to occur of (a) December 29, 2026, (b) the date the Revolving Credit Commitment is reduced to zero pursuant to Section 2.04, and (c) the termination of the Revolving Credit Commitment pursuant to Section 8.02.”

3.                    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when, and only when, the Lender shall have received:

(a)	this Amendment, duly executed by the Borrower;
(b)	an Amended and Restated Revolving Credit Note (the “A&R Revolving Credit Note”), in the form provided by Lender, duly executed by Borrower;

(c)	a non-refundable extension fee in the amount of $10,000, payable in immediately available funds; and

(d)	such other documents as the Lender may reasonably request.

4.                    Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender as follows:

(a)                 The execution, delivery and performance by the Borrower of this Amendment, the A&R Revolving Credit Note and each other Loan Document to which the Borrower is a party have been duly authorized by all necessary corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower’s articles of incorporation or bylaws, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property;

(b)                 The representations and warranties contained in the Original Credit Agreement are true and correct as of the date hereof as though made on that date except: (i)  to the extent that such representations and warranties relate solely to an earlier date; and (ii)   that the representations and warranties set forth in Section 5.04 of the Original Credit Agreement to the audited annual financial statements and internally-prepared interim financial statements of the Borrower shall be deemed to be a reference to the audited financial statements and interim financial statements, as the case may be, of the Borrower most recently delivered to the Lender pursuant to Section 6.01(a) or 6.01(b) of the Original Credit Agreement;

(c)                 No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations;

(d)                 The Original Credit Agreement, as amended by this Amendment, , the A&R Revolving Credit Note and each other Loan Document to which the Borrower is a party are the legal, valid and binding obligations of the Borrower and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and

(e)                 Before and after giving effect to this Amendment, there does not exist any Default or Event of Default.

5.              Release. The Borrower hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Borrower ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender’s relationship to the Borrower in connection with the Loan Documents and the transactions related thereto

6.        Reference to and Effect on the Loan Documents.

(a) From and after the date of this Amendment, each reference in:

(i)                 the Original Credit Agreement to “this Agreement”, “hereunder”, “hereofi’, “herein” or words of like import referring to the Original Credit Agreement, and each reference to the “Credit Agreement”, the “Credit Agreement”, “thereunder”, “thereof’, “therein” or words of like import referring to the Original Credit Agreement in any other Loan Document shall mean and be a reference to the Original Credit Agreement as amended hereby; and except as specifically set forth above, the Original Credit Agreement remains in full force and effect and is hereby ratified and confirmed; and

(ii)               any Loan Document to the “Revolving Credit Note”, “thereunder”, “thereof’, “therein” or words of like import referring to the Revolving Credit Note shall mean and be a reference to the A&R Revolving Credit Note executed and delivered pursuant to this letter amendment.

(b)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document.

7.                    Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrower’s paying or omission to pay, such taxes or fees.

8.                    Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

9.                    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10.                 Counterparts. This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

11.                 Recitals. The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above.

BORROWER:	PRO-DEX, INC.

	By:	/s/ Richard L. Van Kirk
	Name: Its:	Richard L. Van Kirk Chief Executive Officer

LENDER:	MINNESOTA BANK & TRUST, a division of HTLF Bank, successor by merger to Minnesota Bank and Trust

	By:	/s/ Dianne Wegscheid
	Name: Its:	Dianne Wegscheid Senior Vice President

[signature page Amendment No. 5 to Amended and Restated Credit Agreement]